UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

Protect Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54001	27-1877179

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2681 East Parleys Way, Suite 204, Salt Lake City, Utah	84109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 17, 2012 the Company filed its annual report on Form 10-K for the period ended December 31, 2011 with the United States Securities and Exchange Commission.  This filing was consummated before the Company’s auditors had formally completed their audit or authorized the filing to be made.  Therefore, the Company’s management has determined that the previously issued financial statements included in our annual report on Form 10-K for the period ended December 31, 2011 should no longer be relied upon.

The Company intends to file its audited financial statements for the period ended December 31, 2011, with proper authorization from our independent auditors as soon as practicable.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm of the matters disclosed in this filing, and has included as an exhibit to this 8-K filing the acknowledgement of Sadler, Gibb & Associates.

Item 9.01	Financial Statements and Exhibits

Exhibits

No.	Exhibits

16.1	Sadler, Gibb & Associates Letter

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 18, 2012

Protect Pharmaceutical Corporation

By: /s/ Geoff Williams
Geoff Williams, President

EXHIBIT INDEX

No.	Exhibits

16.1	Sadler, Gibb & Associates Letter